UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549


                                     FORM 8-K

                                  CURRENT REPORT
      Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  November 25, 2005

                                MSDWCC HELOC TRUST
            Home Equity Loan Asset-Backed Certs., Series 2005-1 Trust
              (Exact name of registrant as specified in its charter)

New York (governing law of            333-113543-23       N/A
Pooling and Servicing Agreement)      (Commission         IRS EIN
(State or other                       File Number)
jurisdiction
of Incorporation)



       c/o Wells Fargo Bank, N.A.
       9062 Old Annapolis Road
       Columbia, MD                                         21045
       (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code:  (410) 884-2000

       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))


ITEM 8.01  Other Events

 On November 25, 2005 a distribution was made to holders of MSDWCC HELOC TRUST, Home Equity Loan Asset-Backed Certs., Series 2005-1 Trust.


ITEM 9.01  Financial Statements and Exhibits

      (c)  Exhibits


           Exhibit Number               Description

           EX-99.1 Monthly report distributed to holders of Home Equity Loan Asset-Backed Certs., Series 2005-1 Trust, relating to the November 25, 2005 distribution.



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                MSDWCC HELOC TRUST
            Home Equity Loan Asset-Backed Certs., Series 2005-1 Trust
                                   (Registrant)

              By:    Wells Fargo Bank, N.A. as Indenture Trustee
              By:   /s/   Beth Belfield as Officer
              By:    Beth Belfield as Officer
              Date:  11/27/2005

                                INDEX TO EXHIBITS

Exhibit Number            Description

EX-99.1 Monthly report distributed to holders of Home Equity Loan Asset-Backed Certs., Series 2005-1 Trust, relating to the November 25, 2005 distribution.



                   EX-99.1

Morgan Stanley Dean Witter Credit Corp HELOC Trust
Home Equity Loan Asset-Backed Certs.


Record Date:             10/31/2005
Distribution Date:       11/25/2005


Morgan Stanley Dean Witter Credit Corp HELOC Trust
Home Equity Loan Asset-Backed Certs.
Series 2005-1


Contact: Customer Service - CTSLink
         Wells Fargo Bank, N.A.
         Securities Administration Services
         7485 New Horizon Way
         Frederick, MD 21703
         www.ctslink.com
         Telephone: (301) 815-6600
         Fax:       (301) 815-6660



                                  Certificateholder Distribution Summary

                                     Certificate        Certificate          Beginning
                                           Class       Pass-Through        Certificate          Interest
Class               CUSIP             Description               Rate            Balance      Distribution

Note                  55353WAC0               SEN           4.22750%     629,130,545.07      2,290,253.63
L                     55353WAD8               SUB           0.00000%      15,069,017.34         38,138.96
O                     55353WAE6               SUB           0.00000%       8,655,832.71              0.00

Totals                                                                   652,855,395.12      2,328,392.59

                             Certificateholder Distribution Summary (continued)

                                           Current             Ending                           Cumulative
                      Principal           Realized        Certificate              Total          Realized
Class               Distribution               Loss            Balance       Distribution            Losses

Note               23,566,929.10               0.00     605,563,615.97      25,857,182.73              0.00
L                           0.00               0.00      15,069,017.34          38,138.96              0.00
O                           0.00               0.00       9,420,625.69               0.00              0.00

Totals             23,566,929.10               0.00     630,053,259.00      25,895,321.69              0.00

All distributions required by the Pooling and Servicing Agreement have been calculated by the
Certificate Administrator on behalf of the Trustee.

This report has been compiled from information provided to Wells Fargo Bank, N.A. by various third parties, which may include the Servicer, Master Servicer, Special Servicer and others.
Wells Fargo Bank, N.A. has not independently confirmed the accuracy of information received from these third parties and assumes no duty to do so. Wells Fargo Bank, N.A. expressly disclaims any responsibility for the accuracy or completeness of information furnished by third parties.

                                               Principal Distribution Statement

                     Original          Beginning          Scheduled        Unscheduled
                         Face        Certificate          Principal          Principal                             Realized
Class                   Amount            Balance       Distribution       Distribution         Accretion           Loss (1)

Note            753,650,000.00     629,130,545.07               0.00      23,566,929.10              0.00               0.00
L                         0.00      15,069,017.34               0.00               0.00              0.00               0.00
O                        55.02       8,655,832.71               0.00               0.00              0.00               0.00

Totals          753,650,055.02     652,855,395.12               0.00      23,566,929.10              0.00               0.00

(1) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed.
    Please Refer to the Prospectus Supplement for a Full Description.


                        Principal Distribution Statement (continued)

                           Total             Ending             Ending              Total
                       Principal        Certificate        Certificate          Principal
 Class                  Reduction            Balance         Percentage       Distribution

 Note               23,566,929.10     605,563,615.97         0.80350775      23,566,929.10
 L                           0.00      15,069,017.34         0.00000000               0.00
 O                           0.00       9,420,625.69   171,221.84096692               0.00

 Totals             23,566,929.10     630,053,259.00         0.83600241      23,566,929.10


                                         Principal Distribution Factors Statement

                      Original             Beginning             Scheduled            Unscheduled
                          Face           Certificate             Principal              Principal
Class (2)                Amount               Balance          Distribution           Distribution             Accretion


Note             753,650,000.00          834.77813981            0.00000000            31.27038957            0.00000000
L                          0.00            0.00000000            0.00000000             0.00000000            0.00000000
O                         55.02    157321568.70229000            0.00000000             0.00000000            0.00000000





                                     Principal Distribution Factors Statement (continued)

                                                   Total                Ending                 Ending                 Total
                         Realized              Principal           Certificate            Certificate             Principal
Class                     Loss (3)              Reduction               Balance             Percentage          Distribution

Note                    0.00000000            31.27038957          803.50775024             0.80350775           31.27038957
L                       0.00000000             0.00000000            0.00000000             0.00000000            0.00000000
O                       0.00000000             0.00000000  171,221,840.96692100        171221.84096692            0.00000000

(3) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed.
    Please Refer to the Prospectus Supplement for a Full Description.






                                                Interest Distribution Statement

                                                            Beginning                           Payment of
                         Original          Current       Certificate/            Current            Unpaid            Current
                             Face      Certificate           Notional            Accrued          Interest           Interest
Class                       Amount             Rate            Balance           Interest         Shortfall          Shortfall


Note                753,650,000.00         4.22750%     629,130,545.07       2,290,253.63              0.00               0.00
L                             0.00         0.00000%      15,069,017.34               0.00              0.00               0.00
O                            55.02         0.00000%       8,655,832.71               0.00              0.00               0.00

Totals              753,650,055.02                                           2,290,253.63              0.00               0.00


                                  Interest Distribution Statement (continued)

                                                                                Remaining             Ending
                    Non-Supported                                 Total            Unpaid       Certificate/
                         Interest           Realized           Interest          Interest           Notional
Class                    Shortfall         Losses (4)       Distribution         Shortfall            Balance


Note                          0.00               0.00       2,290,253.63              0.00     605,563,615.97
L                             0.00               0.00          38,138.96              0.00      15,069,017.34
O                             0.00               0.00               0.00              0.00       9,420,625.69

Totals                        0.00               0.00       2,328,392.59              0.00

(4) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed.
    Please Refer to the Prospectus Supplement for a Full Description.


                                              Interest Distribution Factors Statement

                                                      Beginning                                 Payment of
                   Original        Current         Certificate/               Current               Unpaid               Current
                       Face    Certificate             Notional               Accrued            Interest               Interest
Class (5)             Amount           Rate              Balance              Interest            Shortfall             Shortfall


Note          753,650,000.00       4.22750%         834.77813981            3.03888228           0.00000000            0.00000000
L                       0.00       0.00000%           0.00000000            0.00000000           0.00000000            0.00000000
O                      55.02       0.00000%   157321568.70229000            0.00000000           0.00000000            0.00000000


(5)  Per $1 denomination.



                                     Interest Distribution Factors Statement (continued)

                                                                                            Remaining                 Ending
                    Non-Supported                                        Total                 Unpaid           Certificate/
                         Interest               Realized              Interest               Interest               Notional
Class                    Shortfall             Losses (6)          Distribution              Shortfall                Balance


Note                    0.00000000             0.00000000            3.03888228             0.00000000           803.50775024
L                       0.00000000             0.00000000            0.00000000             0.00000000             0.00000000
O                       0.00000000             0.00000000            0.00000000             0.00000000     171221840.96692100

(6) Amount Does Not Include Excess Special Hazard, Bankruptcy,or Fraud Losses Unless
    Otherwise Disclosed. Please Refer to the Prospectus Supplement for a Full Description.





                                         CERTIFICATEHOLDER ACCOUNT STATEMENT

                                                 CERTIFICATE ACCOUNT

Beginning Balance                                                                                              0.00

Deposits
     Payments of Interest and Principal                                                               26,224,969.38
     Liquidations, Insurance Proceeds, Reserve Funds                                                           0.00
     Proceeds from Repurchased Loans                                                                           0.00
     Other Amounts (Servicer Advances)                                                                         0.00
     Realized Loss (Gains, Subsequent Expenses & Recoveries)                                              (8,036.80)
     Prepayment Penalties                                                                                      0.00

Total Deposits                                                                                        26,216,932.58

Withdrawals
     Reimbursement for Servicer Advances                                                                       0.00
     Payment of Service Fee                                                                              321,610.89
     Payment of Interest and Principal                                                                25,895,321.69


Total Withdrawals (Pool Distribution Amount)                                                          26,216,932.58

Ending Balance                                                                                                 0.00


                                      PREPAYMENT/CURTAILMENT INTEREST SHORTFALL
Total Prepayment/Curtailment Interest Shortfall                                                                0.00
Servicing Fee Support                                                                                          0.00

Non-Supported Prepayment/Curtailment Interest Shortfall                                                        0.00


                                                   SERVICING FEES

Gross Servicing Fee                                                                                      263,940.59
Credit Enhancer Premium                                                                                   57,670.30
Supported Prepayment/Curtailment Interest Shortfall                                                            0.00

Net Servicing Fee                                                                                        321,610.89





                                                    OTHER ACCOUNTS


                                                    Beginning            Current           Current            Ending
Account Type                                           Balance        Withdrawals          Deposits           Balance

Financial Guaranty                                        0.00               0.00              0.00              0.00

                                  LOAN STATUS STRATIFICATION/CREDIT ENHANCEMENT STATEMENT

         DELINQUENT               BANKRUPTCY             FORECLOSURE             REO                     Total


          No of Loans             No of Loans            No of Loans             No of Loans             No of Loans
          Principal Balance       Principal Balance      Principal Balance       Principal Balance       Principal Balance
0-29 Days                         18                     0                       0                       18
                                  894,436.98             0.00                    0.00                    894,436.98

30 Days   9                       1                      0                       0                       10
          743,865.17              75,996.92              0.00                    0.00                    819,862.09

60 Days   1                       1                      0                       0                       2
          14,016.46               34,501.19              0.00                    0.00                    48,517.65

90 Days   2                       0                      0                       0                       2
          300,270.70              0.00                   0.00                    0.00                    300,270.70

120 Days  2                       0                      0                       0                       2
          64,056.86               0.00                   0.00                    0.00                    64,056.86

150 Days  1                       1                      0                       0                       2
          50,000.00               67,871.76              0.00                    0.00                    117,871.76

180+ Days 0                       0                      0                       0                       0
          0.00                    0.00                   0.00                    0.00                    0.00

Totals    15                      21                     0                       0                       36
          1,172,209.19            1,072,806.85           0.00                    0.00                    2,245,016.04


          No of Loans             No of Loans            No of Loans             No of Loans             No of Loans
          Principal Balance       Principal Balance      Principal Balance       Principal Balance       Principal Balance
0-29 Days                         0.213675%              0.000000%               0.000000%               0.213675%
                                  0.145441%              0.000000%               0.000000%               0.145441%

30 Days   0.106838%               0.011871%              0.000000%               0.000000%               0.118708%
          0.120957%               0.012358%              0.000000%               0.000000%               0.133314%

60 Days   0.011871%               0.011871%              0.000000%               0.000000%               0.023742%
          0.002279%               0.005610%              0.000000%               0.000000%               0.007889%

90 Days   0.023742%               0.000000%              0.000000%               0.000000%               0.023742%
          0.048826%               0.000000%              0.000000%               0.000000%               0.048826%

120 Days  0.023742%               0.000000%              0.000000%               0.000000%               0.023742%
          0.010416%               0.000000%              0.000000%               0.000000%               0.010416%

150 Days  0.011871%               0.011871%              0.000000%               0.000000%               0.023742%
          0.008130%               0.011036%              0.000000%               0.000000%               0.019167%

180+ Days 0.000000%               0.000000%              0.000000%               0.000000%               0.000000%
          0.000000%               0.000000%              0.000000%               0.000000%               0.000000%

Totals    0.178063%               0.249288%              0.000000%               0.000000%               0.427350%
          0.190608%               0.174445%              0.000000%               0.000000%               0.365053%






                                               OTHER INFORMATION



Current Period Class A Insufficient Funds                                                                  0.00
Principal Balance of Contaminated Properties                                                               0.00

Periodic Advance                                                                                           0.00





                                     COLLATERAL STATEMENT
 Collateral Description                                                    6 Month LIBOR ARM
 Weighted Average Gross Coupon                                                     6.291439%
 Weighted Average Net Coupon                                                       5.806295%
 Weighted Average Pass-Through Rate                                                5.700293%
 Weighted Average Maturity(Stepdown Calculation)                                           0

 Beginning Scheduled Collateral Loan Count                                             8,424
 Number Of Loans Paid In Full                                                              0
 Ending Scheduled Collateral Loan Count                                                8,424

 Beginning Scheduled Collateral Balance                                       637,786,377.77
 Ending Scheduled Collateral Balance                                          614,984,241.66
 Ending Actual Collateral Balance at 31-Oct-2005                              614,984,241.66

 Monthly P&I Constant                                                                   0.00
 Special Servicing Fee                                                                  0.00
 Prepayment Penalties                                                                   0.00
 Realized Loss Amount                                                                   0.00
 Cumulative Realized Loss                                                               0.00





                             Miscellaneous Reporting
   Premium Amount                                                   57,670.30
   Current Period Additional Balances                           13,575,543.68
   Specified Overcollateralization Amt                           9,420,625.69
   Principal Collections                                        36,377,679.79
   Interest Collections                                          3,422,833.28
   Realized Loss Amount                                              8,036.80
   Cumulative Realized Losses                                        8,036.80
